Exhibit 99.1

3 rd Quarter 2016 Webinar Series

Third Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

Important Information 3 Risk Factors Investing in our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

Our principal investment objectives are: • to acquire a diversified portfolio of healthcare - related assets including medical office buildings, seniors housing and other healthcare - related facilities that generate sustainable growth in cash flow from operations to pay monthly cash distributions; • to preserve, protect and return the investors’ capital contributions; and • to realize growth in the value of our investments upon our ultimate sale of such investments. We previously announced that our board of directors established a special committee (the “Special Committee”) comprised entirely of independent directors to evaluate various options in connection with a strategic review to identify, examine, and consider a range of strategic alternatives available to the Company with the objective of maximizing shareholder value (the “Strategic Review”). The Special Committee engaged financial advisors and the board of directors had special legal counsel in connection with the Strategic Review. On October 6, 2016, we announced that the Special Committee had concluded the Strategic Review and recommended that we continue to focus on managing and strengthening our assets. With the Strategic Review process now complete, the Special Committee has been terminated by the Board. All investors are reminded the target holding period of this offerings is three to six years from the close of the initial offering. The initial offering closed on November 17, 2014. 4 Investment Objectives

Healthcare Trust, Inc. 5 Healthcare Trust, Inc. (including, as required by context, Healthcare Trust Operating Partnership, LP and its subsidiaries, the “Company” or “HTI”) invests in healthcare real estate, such as seniors housing and medical office buildings (“MOB”), in the United States for investment purposes.

Portfolio Snapshot 6 ASSETS Medical Office Buildings 80 Seniors Housing – Operating 38 Seniors Housing – NNN 20 Post - Acute Care/Skilled Nursing 18 Hospitals 4 Land 2 Development 1 MOB Senior s Housing – Operating Senior s Housing – NNN Post Acute/ Skilled Nursing Hospitals Occupancy 1 91.3% 90.1% 100.0% 100.0% 77.6% Avg. Lease Term 5.6 Years N/A 13.4 Years 7.4 Years 9.6 Years 163 Assets $2.3 Billion Invested 8.4 Million Square Feet 1 Revenues for our triple - net leased (“NNN”) healthcare facilities generally consist of fixed rental amounts (subject to annual contractual escalations) received from our tenants in accordance with the applicable lease terms and do not vary based on the underlying operating performance of the properties . As of September 30 , 2016 , properties leased to our seniors housing — triple net leased and post acute/skilled nursing tenants had operating occupancies of approximately 85 . 8 % and 77 . 7% , respectively . While operating occupancy rates may affect the profitability of our tenants’ operations, they do not have a direct impact on our revenues or financial results . Operating occupancy statistics for our seniors housing — triple net leased and post acute/skilled nursing facilities are compiled through reports from tenants and have not been independently validated by us . The terms of leases with tenants in our hospital facilities do not require reporting of operating occupancy statistics to us and, as such, no operating occupancy information for our hospital facilities is included herein .

Financial Overview • Leverage is currently well below the target leverage as set forth in the investment guidelines in the Prospectus. • Low secured debt outstanding provides ample opportunity to expand the balance sheet. • Additional leverage and acquisitions could assist in distribution coverage from cash flow from operations. • Estimated Net Asset Value per share of $22.27 was established on April 7, 2016 in compliance with FINRA 15 - 02. 7 Healthcare Trust, Inc. Balance Sheet Metrics – September 30, 2016 (all in $000s) Total Real Estate Investments, at Cost $2,336,813 Less: Accumulated Depreciation ($218,077) Total Real Estate Investments, Net $2,118,736 Cash and Cash Equivalents $50,434 Other Assets $50,955 Total Assets $2,220,125 Debt Outstanding: Mortgage Notes Payable (1) $144,371 Line of Credit $476,500 Total Debt Outstanding $620,871 Other Liabilities $66,692 Total Liabilities $687,563 Total Equity $1,532,562 Total Liabilities and Equity $2,220,125 Total Debt / Total Assets 28.0% (1) Mortgage Notes Payable reflects the gross payable balance and includes $1.7 million of net deferred financing costs and excludes $0.9 million of net mortgage premiums and discounts.

Key Initiatives 8 • Access additional debt sources : Total debt to assets remains low at 28 . 0% . Additional leverage is expected to improve cash flow and distribution coverage . • Deploy additional capital : HTI will continue to focus on the most attractive sectors in healthcare, including medical office and seniors housing . • Actively manage assets to optimize profitability : Management continues to actively manage the portfolio, including incremental leasing and replacing under performing managers and tenants for improved earnings and value . • Strategic Review Concluded : On October 6 , 2016 , HTI announced that the Special Committee had concluded the Strategic Review and recommended that the Company continue to execute its business plan and focus on managing and strengthening its assets . With the Strategic Review process now complete, the Special Committee has been terminated by the Board . • Fannie Mae Credit Facilities : On October 31 , 2016 , HTI entered into two separate Fannie Mae master credit facility agreements for initial aggregate borrowings of $ 60 million . The Company may request additional advances under the credit facilities by either borrowing - up on the existing properties or by adding additional properties to the collateral pool .

Focus of HTI for 2016 has been to improve portfolio performance by strengthening the company’s asset management platform to drive incremental performance by: • Adding two senior asset managers during the first half of 2016. • Replacement of underperforming operators and/or tenants in senior housing and skilled nursing assets. • Increased leasing negotiations in the medical office and hospital portfolios. • Dispositions of non - core assets. Senior Housing portfolio: • Transitioned management of 9 assets through September 30, 2016 and transitioned additional assets subsequent to quarter - end. Skilled Nursing portfolio: • During 3Q16, terminated delinquent tenant of 6 Illinois SNFs and appointed a receiver to operate the portfolio subsequent to quarter - end. • Negotiating with a new operator to transition management of additional SNFs from an underperforming operator. In the Medical Office Building and Hospital portfolio: • During 3Q16, executed leases and LOIs of vacant space which will be absorbed over the next 18 months, resulting in incremental NOI. • During 3Q16, sold an MOB to the tenant of a building with a near term lease expiration for a profit. • Within the MOB portfolio, continue to execute and negotiate lease extensions with existing tenants (extend lease maturity schedule) and leases and LOIs with new tenants to generate incremental NOI. 9 HTI Portfolio: Current Initiatives

Healthcare Market Overview 10 • Medical office buildings continue to produce 3% +/ - NOI growth ; stable outlook intact . Green Street Advisors: Health Care Sector Update, March 2, 2016 • Medical office remains an attractive sector due to stable cap rates, no direct government reimbursement exposure and growing demand from tenants and investors . • Investor demand for seniors housing remains strong . We continue to focus on local markets where supply/demand fundamentals are attractive . • We remain cautious on skilled nursing properties as many operators are struggling with Medicaid reimbursement .

Investing in Healthcare: Why Now? Rising Demand Due to Aging Demographics Affordable Care Act Fosters Increased Access to Healthcare; Rise in Demand Significant Growth in Healthcare Industry & Employment Deeply Fragmented Industry [1] “National Expenditure Projections 2014 - 2024 Table 2: National Health Expenditure Amounts and Annual Percent Change by Type o f Expenditure: Calendar Years 2008 - 2024. Centers for Medicare & Medicaid Services, Office of the Actuary. Healthcare is a $3.2 trillion industry projected to grow to over $5.4 trillion by 2024¹

Healthcare Market Opportunity 12 Healthcare Landscape – More than $1 Trillion of Healthcare Real Estate Value Hospital - Based Outpatient $42B Medical Office $250B Seniors Housing $163B Inpatient Rehab Facility $15B Skilled Nursing $104B LTAC Hospitals $18B Hospitals $304B Hospital - Based Outpatient $45B Small Physician Clinics $220B MOB / Outpatient $250B Residential Care Outpatient Care Recovery & Rehabilitation Acute Care Service Intensity (Acuity ) Source: Sg2 and Stifel Nicolaus (presented in the Healthcare Realty Trust (NYSE: HR) Investor Presentation, February 2016). Care Setting

Organizational Depth



Leslie D. Michelson | Non-Executive Chairman, Audit Committee Chair

Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world's largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its Board of Directors from January 2002 until April 2013. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.



W. Todd Jensen | Interim Chief Executive Officer and President

Mr. Jensen currently serves as Interim Chief Executive Officer and President of the Company. He is also Chief Investment Officer of our advisor, Healthcare Trust Advisors, LLC (the "Advisor"). He has over 25 years of executive experience in healthcare real estate and has acquired, developed, financed, leased or managed more than $5 billion of healthcare property. He earned an MBA in Finance from the Wharton Graduate School of the University of Pennsylvania and a BA from Kalamazoo College.



Katie P. Kurtz | Chief Financial Officer, Secretary and Treasurer

Ms. Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company. Ms. Kurtz is also Senior Vice President, Finance for AR Global Investments, LLC ("AR Global"). She is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.



Janet Pirrello | Senior Vice President, Asset Management

Ms. Pirrello currently serves as Senior Vice President with a primary focus on asset management of the seniors housing portfolio. Ms. Pirrello brings to the Company over 25 years of real estate experience, with a particular emphasis on seniors housing properties. Recent positions held include Managing Director of Blue Moon Capital Partners LLC, a strategic capital source to seniors housing operating partners, and Senior Vice President for Bay North Capital. She holds a B.S from Bentley University.



Isaac Losh | Vice President, Asset Management

Mr. Losh currently serves as Vice President of Asset Management. Mr. Losh previously served as Vice President of Acquisitions for Senior Star Management Company, where he was responsible for growing the company's portfolio of healthcare properties. He also worked on the investment team for Welltower, formerly known as Health Care REIT. He holds an MBA from Cornell University and a B.S from University at Buffalo.

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Consistent Distributions

Since inception, Healthcare Trust, Inc. has paid out $5.70 per share of regular distributions in cash and DRIP.


$5.70 per share (cumulative) (1)
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(1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held shares since May 24, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.70 per annum, per share of common stock.

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Share Repurchase Program 15 On June 30, 2016, HTI filed on Form 8 - K an announcement that its board has determined to amend the Company’s share repurchase program to provide for one twelve - month repurchase period for 2016 instead of two semi - annual periods ending June 30 and December 31. Following calendar year 2016, the repurchase periods would return to two semi - annual periods and applicable limitations set forth in the share repurchase program The decision by HTI’s board was made in consideration of the Strategic Review, which was concluded in October 2016. The share repurchase program amendment provides for all repurchase requests submitted during 2016 to be considered for repurchase for the annual period ending December 31, 2016.

Risk Factors 16 Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2015 and updated in our Quarterly Reports on Form 10 - Q from time to time. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements: • Certain of our executive officers and directors are also officers, managers or holders of a direct or indirect controlling in ter est in our Advisor and other entities affiliated with AR Global (the successor business to AR Capital, LLC), the parent of our sponsor, American Re alty Capital VII, LLC. As a result, certain of our executive officers and directors, our Advisor and its affiliates face conflicts of inte res t, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by affiliates of A R G lobal and conflicts in allocating time among these investment programs and us. These conflicts could result in unanticipated actions. • Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affil iat es of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and su ch conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to ou r s tockholders. • Although we intend to list our shares of common stock on a national stock exchange when we believe market conditions are favo rab le to do so, there is no assurance that our shares of common stock will be listed. No public market currently exists, or may ever exist, f or shares of our common stock and our shares are, and may continue to be, illiquid. • We focus on acquiring a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry. • If our Advisor loses or is unable to obtain qualified personnel, our ability to implement our investment strategies could be del ayed or hindered. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of l ice nsure or failure to obtain licensure could result in the inability of tenants to make lease payments to us. • We are depending on our Advisor to select investments and conduct our operations. Adverse changes in the financial condition of our Advisor or our relationship with our Advisor could adversely affect us. • We may be unable to pay distributions with cash flows from operations, or maintain cash distributions or increase distributio ns over time.

Risk Factors (cont’d) 17 • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates. • We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of ou r t enants. • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which m ay impact our results of operations. • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions. • We are permitted to pay distributions of unlimited amounts from any source. There are no established limits on the amount of bor rowings that we may use to fund distribution payments, except for those imposed by Maryland law. • Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital we ultima tel y invest in properties and other permitted investments and negatively impact the value of our stockholders' investment. • We have not and may not in the future generate cash flows sufficient to pay our distributions to stockholders and, as such, w e m ay be required to fund distributions from borrowings, which may be at unfavorable rates and could restrict the amount we can borrow fo r investments and other purposes, or depend on our Advisor or our property manager, Healthcare Trust Properties, LLC, to waive fee s or reimbursement of certain expenses and fees to fund our operations. There is no assurance these entities will waive such amoun ts or that we will be able to borrow funds at all. • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit marke ts of the United States from time to time. • We are subject to risks associated with changes in general economic, business and political conditions including the possibil ity of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending, capital an d f inancing markets. • We may fail to continue to qualify to be treated as a REIT, which would result in higher taxes, may adversely affect our oper ati ons and would reduce the value of an investment in our common stock and the cash available for distributions. • We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act. • Commencing on April 7, 2016, the day we established our estimated net asset value per share ("NAV"), the offering price and r epu rchase price for our shares, including shares sold pursuant to our DRIP, will be based on NAV, which may not, among other things, a ccu rately reflect the value of our assets and may not represent what stockholders may receive upon a liquidation of our assets. • Distributions paid from sources other than our cash flows from operations result in us having fewer funds available for the a cqu isition of properties and other real estate - related investments and may dilute our stockholders' interests in us, which may adversely affec t our ability to fund future distributions with cash flows from operations and may adversely affect our stockholders' overall return. • Our property portfolio has a high concentration of properties located in seven states. Our properties may be adversely affect ed by economic cycles and risks inherent to those states.

▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com www.HealthcareTrustINC.com